2018 Investor Conference October 22, 2018

SJI Investor Conference | Meeting Agenda

12:00p - 1:00p	**REGISTRATION & LUNCH**	
1:00p - 1:05p	Welcome	**DAN FIDELL** *Vice President, Investor Relations, SJI*
1:05p - 1:15p	Vision	**MIKE RENNA** *President & Chief Executive Officer, SJI*
1:15p - 1:30p	Strategy	**STEVE COCCHI** *Senior Vice President, Chief Strategy & Development Officer, SJI*
1:30p - 2:15p	SJI Utilities	**DAVE ROBBINS** *Senior Vice President, SJI* *President, SJI Utilities*
2:15p - 2:30p	Q&A	***MIKE RENNA, STEVE COCCHI, DAVE ROBBINS, UTILITIES TEAM***
2:30p - 2:45p	**BREAK**	
2:45p - 3:00p	SJI Midstream	**STEVE CLARK** *Executive Vice President, SJI* *President & COO, SJI Midstream*
3:00p - 3:15p	SJI Non-Utility	**STEVE CLARK** *Executive Vice President, SJI* *President & COO, South Jersey Energy Solutions*
3:15p - 3:30p	Q&A	***STEVE CLARK, MIDSTREAM & NON-UTILITY TEAM***
3:30p - 3:45p	Financials	**KEN LYNCH** *Principal Financial Officer, SJI* *Senior Vice President, Chief Accounting & Risk Officer, SJI* **ANN ANTHONY** *Principal Financial Officer, SJIU* *Vice Presdient, Treasurer & Acting Corporate Secretary, SJI*
3:45p - 4:00p	Closing Remarks / Q&A (Full Team)	**MIKE RENNA** *President & Chief Executive Officer, SJI*

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3 Forward - Looking Statements and Use of Non - GAAP Measures Certain statements contained in this presentation may qualify as “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . All statements other than statements of historical fact should be considered forward - looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 . Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy”, “target”, “will” and similar expressions are intended to identify forward - looking statements . Such forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements . These risks and uncertainties include, but are not limited to, the following : general economic conditions on an international, national, state and local level ; weather conditions in our marketing areas ; changes in commodity costs ; changes in the availability of natural gas ; “non - routine” or “extraordinary” disruptions in our distribution system ; regulatory, legislative and court decisions ; competition ; the availability and cost of capital ; costs and effects of legal proceedings and environmental liabilities ; the failure of customers or suppliers to fulfill their contractual obligations ; and changes in business strategies . These cautionary statements should not be construed by you to be exhaustive . While SJI believes these forward - looking statements to be reasonable, there can be no assurance that they will approximate actual experience . Further, SJI undertakes no obligation to update or revise any of its forward - looking statements, whether as a result of new information, future events or otherwise . This presentation includes certain non - GAAP financial measures, which the Company believes are useful in evaluating its performance . You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP . A discussion of these and other risks and uncertainties that could cause actual results to differ materially from those expressed in the forward - looking statements are described in greater detail in Forms 10 - K and 10 - Q and in other filings made by us with the Securities and Exchange Commission (SEC) . Investor Contact: Investor Contact: Daniel Fidell Eric Jacobson 609 - 561 - 9000 x7027 609 - 561 - 9000 x4363 dfidell@sjindustries.com ejacobson@sjindustries.com

4 Vision Mike Renna President and Chief Executive Officer, SJI

5 Vision | What To Expect Today » Growth Strategy for Utility (SJIU) and Non - Utility (SJES ) Businesses • Utility - Customer Growth, Infrastructure Modernization, and Rate Base Growth Expectations • Non - Utility - Reshaping Business to Focus on Wholesale Marketing and Fuel Management • Opportunities - Expansion to Unserved and Underserved Customers, ETG Decoupling, Redundancy Projects » Update on Business Transformation • Acquisition Integration Update - Leveraging "Best Practices" Involving People, Processes and Technology • Non - Core Asset and Business Divestitures – Solar Transaction and Outlook for Remaining Businesses • Regulatory Agenda - Scope of ETG Replacement Program and U pcoming Base Rate Cases » Midstream Opportunities • PennEast Pipeline Project • Redundancy Projects » Capital Structure/Balance Sheet • Capital Spending Targets for Each Business Unit, and Financing Plans • Path to Balance Sheet Strengthening, Driven by Regulated Cash Flows and Non - Core Asset Sales » Earnings • EPS Growth Expectations » Dividends • Dividend Growth Expectations and Payout Ratio Target

6 Vision | Business Transformation » In 2015, Began Planned Shift in Operating Strategy Toward More Regulated Business Mix » Goal to Increase Quality of Earnings by Increasing Investment in Utility and FERC - Regulated Assets That Provide Highly - Visible Cash Flows and Earnings » Reduce Earnings Volatility and Optimize Value of Non - Core, Non - Regulated Businesses

Vision | We Have Executed Strategic Priorities

Grow Economic Earnings

- NJ Rate Case Settled (2017)
- Above-Average Customer Growth Driven by Gas Conversions and New Construction
- AIRP Infrastructure Replacement Program Extended (2016)
- SHARP Infrastructure Replacement Program Extended (2018)
- Liquefaction Facility Operational
- CNG Stations Built

Improve Quality of Earnings

- Fuel Management Contracts Operational (2015-2018)
- Ceased Solar Investment (2016/2017)
- Reduced On-Site Energy Business Portfolio (2016)
- Solar Assets Sold (2018)
- Ongoing Review Of Non-Core, Non-Reg Businesses

Strengthen Balance Sheet

- Secondary Equity Offerings (2016, 2018)
- Established Equity Forward Agreement (2018)
- Deployment of Solar Sale Proceeds (2018)
- Deployment of Proceeds from Remaining Non-Core Businesses (2018+)
- Commitment To Solid Investment Grade Rating

Low Risk Profile

- Established Midstream Segment with PennEast Pipeline Project (2015)
- Expanded Fuel Management Activities (2015)
- Elizabethtown and Elkton Acquisition (2017/2018)
- B.L. England (Pending)
- LNG Project (Pending)
- Other Midstream Opportunities

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Vision | Acquisitions A Perfect Fit

Transaction

- In October 2017, announced acquisitions of Elizabethtown Gas (ETG) in New Jersey and Elkton Gas (ELK) in Maryland in a $1.7B transaction, with an effective purchase price of $1.5B including tax basis step-up
- Transformative transaction that reinforces regulated business mix and builds scale, increasing rate base by 45%
- Accretive to economic earnings per share in 2020
- Visibility for long-term, utility-focused growth

Completed in Record Time

- Transaction completed in ~9 months
- In December 2017, filed for regulatory approval in New Jersey (NJBPU); In January 2018, filed for regulatory approval in Maryland (MPSC)
- In February 2018, received approval from Federal Communications Commission (FCC) and Hart-Scott-Rodino
- In April 2018, completed an offering of equity units and common stock as part of our permanent financing plan
- In May/June 2018, received MPSC and NJBPU regulatory approvals
- On July 1, announced closing of the transactions


South Jersey Gas
Elizabethtown Gas
Elkton Gas
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Vision | Organizational Structure Today



Regulated
Non-Regulated
SJI Utilities
SJI Midstream
South Jersey Energy Solutions
South Jersey Gas
Elizabethtown Gas
Elkton Gas
Pipelines/ Storage
Energy Group
Energy Services
• PennEast (Proposed)
• Wholesale Gas Marketing
• Retail Gas/Electric Marketing
• Fuel Supply Management
• Energy Production (CHP, Landfill)
• Account Services

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10 Vision | Acquisitions Enhance Scale Source: SNL EV as of October 2, 2018 SJI is now the 2nd largest of 7 Gas Distributors SJI is now the 7th largest of 22 Mid - Cap Utilities $13.6 $6.1 $6.0 $5.9 $5.6 $5.3 $2.7 $0.0 $5.0 $10.0 $15.0 ATO SJI SR SWX OGS NJR NWN Billions Gas LDC Enterprise Value $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Billions Mid - Cap Utilities ($2B - $10B) Enterprise Value

11 Vision | More Regulated and Stable Earnings Mix SJI 2017A Earnings Mix 78% Regulated / 22% Non - Regulated By 2022, SJI Earnings Mix 82% Regulated / 18% Non - Regulated By 2028, SJI Earnings Mix 86% Regulated / 14% Non - Regulated

12 Vision | Capital Expenditures 2018 - 2022 We Are Targeting $2.5B - $2.6B Over the Next Five Years, The Largest Growth and Maintenance Capital Deployment in Our Company’s History More than 98% of Total Spending on Regulated Utility and FERC - Regulated Pipeline Investments $445 $497 $610 $499 $518 $0 $100 $200 $300 $400 $500 $600 $700 2018 2019 2020 2021 2022 SJI Consolidated Capital Expenditures

13 Vision | Vision To Drive Shareholder Value Our Vision: ▪ Our vision is to drive shareholder value through investment in expanding and modernizing our utility infrastructure and through regulatory innovation that provides safety, reliability, value and certainty to our customers. ▪ Knowing the criticality of reliable, cost effective supply to our region, we also seek to invest in long - term contracted energy infrastructure that will make the mid - Atlantic region more affordable for families and competitive for businesses. ▪ Finally, we look to leverage our deep industry expertise and relationships, to provide essential services to utilities, power generators and industrial customers through our wholesale marketing, fuel management and consulting services.

14 Summary | Future State – Focus and Targets Economic Earnings Growth ▪ Stable and Sustainable Economic EPS Growth of 6 - 8% ▪ Driven by Utility Customer Growth and Infrastructure Improvement Activities ▪ Complemented by Modest Contributions From Stable, Non - Regulated Activities Improve Quality of Earnings ▪ Focus on Core Businesses: Utility, Midstream and Wholesale Marketing/Fuel Management ▪ Contribution from Regulated Businesses 80 - 90% ▪ Leverage "Best Practices" Among Our Businesses Strengthen Balance Sheet ▪ Priority to Steadily Return to BBB+ Credit Rating ▪ Return to 55 - 65% Payout Ratio Low Risk Profile ▪ Divestment of Non - Core, Non - Regulated Businesses ▪ Transform Not Just The “What" But The “How " 6-8% 8-10% Annualized Economic EPS Growth Annualized Rate Base Growth ~3% Annualized DPS Growth Post-Acquisition: Long Term 80-90% REGULATED

15 Strategy Steve Cocchi Senior Vice President, SJI Chief Strategy and Development Officer

16 Strategy | Business Transformation » Acquisition Integration ▪ Integration of ETG/Elkton and Adoption of Best Practices » Business Transformation Initiative ▪ Leveraging Talent and Technology to Improve Business Processes and Results » Non - Core Businesses ▪ Complete Review of Remaining Non - Core, Non - Regulated Assets » Regulatory Initiatives ▪ ETG Replacement Program ▪ Base Rate Case Filings for ETG and SJG required by 2020

17 Strategy | Acquisition Integration 980388_1.wor - NY008P5T NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA South Jersey Gas Elizabethtown Gas Elkton Gas » Rationale For Transaction • Improves SJI’s Business Risk Profile • Leverages Strong, Existing Regulatory Relationships in NJ • Long - Term Enhanced Utility Investment Opportunity • Growth and Earnings Accretion » Integration Next Steps • TSA Exit is Top Priority • Standing Up IT Platforms • Implementation of "Best Practices" • Harmonization of Policies and Practices

18 Strategy | Non - Core Businesses » Non - Core Businesses • As part of our business transformation plan, we are seeking to optimize the value of our non - core, non - regulated businesses • These businesses include our investment/ownership in solar, combined heat - and - power assets, landfill gas - to - electric assets, and retail gas and electric commodity marketing operations » Solar Sale • We are evaluating optimal deployment of the anticipated proceeds from our Solar sale, including potential repayment of outstanding debt o In June 2018, we entered into an agreement to sell our portfolio of solar energy projects to an entity managed by Goldman Sachs Asset Management (GSAM) for approximately $350M in cash o The projects, located at 143 sites across New Jersey, Maryland, Massachusetts and Vermont, provide power to schools, hospitals, and commercial and industrial facilities o We received $117M of the purchase price thus far, with the balance to be received as projects in the portfolio satisfy closing conditions o We expect nearly all projects in the portfolio will satisfy their closing conditions prior to December 31, 2018

19 Strategy | Regulatory Initiatives 2018 - 2020 » 2018 » Elizabethtown Gas Replacement Program • As part of acquisition approval process, SJI is required to develop a plan to address remaining aging infrastructure at ETG • In October, we plan to formally file plan with NJBPU • Plan is designed to mimic existing, successful programs at South Jersey Gas » 2019/2020 » Elizabethtown Gas and South Jersey Gas General Rate Cases • Required to file Elizabethtown Gas rate case by June 2020 • Required to file South Jersey Gas rate case by November 2020 • One or both cases could be filed sooner as part of a regulatory strategy to stage filings

20 Strategy | Regulatory Initiatives Beyond 2020 » Core System Investment • Planned capital expenditures for system maintenance and upgrades will justify rate cases every 2 - 3 years • SJG: Capital investment for transmission improvements, redundancy upgrades, and BL England • ETG: Capital investment for LNG facility upgrades and mandated filings related to infrastructure programs » Infrastructure Program Extensions • SJG: Additional modernization/replacement program; 2021 • ETG: Potential program extension for additional modernization/replacement; 2023 » Revenue Stabilization • ETG: Potential Decoupling filing similar to other NJ gas utilities and encourage energy efficiency initiatives; 2021 - 2022 » New Tariffs • SJG/ETG: Potential new tariff provisions to bring low cost natural gas to unserved and under - served customers; 2020 - 2021

21 Summary | Creating Substantial Value We Are Executing Our Business Transformation Plan ▪ We have successfully acquired and financed Elizabethtown Gas and Elkton Gas, assets that fit well with our geography and culture, and are busy integrating our company using a "best practices" approach ▪ We have sold our non - regulated solar business to focus on our regulated operations and reduce earnings volatility, and expect to make additional non - core business announcements in the coming months ▪ Our regulatory agenda is full over the next 24 months with an ETG Replacement Program filing and mandated base rate case filings for SJG and ETG

22 SJI Utilities (SJIU) Dave Robbins Senior Vice President, SJI President, SJI Utilities

23 SJI Utilities | Overview Our Vision: ▪ Our vision is to drive shareholder value through investment in expanding and modernizing our utility infrastructure and through regulatory innovation that provides safety, reliability, value and certainty to our customers. ▪ Knowing the criticality of reliable, cost effective supply to our region, we also seek to invest in long - term contracted energy infrastructure that will make the mid - Atlantic region more affordable for families and competitive for businesses. ▪ Finally, we look to leverage our deep industry expertise and relationships, to provide essential services to utilities, power generators and industrial customers through our wholesale marketing, fuel management and consulting services.

24 SJI Utilities | Overview Largest Stand - Alone Natural Gas Utility in New Jersey » Three gas distribution utilities – South Jersey Gas (SJG) and Elizabethtown Gas (ETG) in NJ; and Elkton Gas (ELK) in MD. » ~10,000 miles of distribution and transmission pipeline » ~680,000 total customers » ~$3B combined Rate Base » Growing customer base » Mix of new construction and conversions » Collaborative relationship with NJ regulators » NJ ranks #4 in the nation in per capita income and #8 for GDP 980388_1.wor - NY008P5T NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ NJ PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE DE MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY NY VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA Regulated SJI Utilities South Jersey Gas Elizabethtown Gas Elkton Gas

25 SJI Utilities | Opportunity For Infrastructure Upgrades » Need for Upgrades • 100+ year old pipe, (old technology) • Outdated low pressure system limits ability to use new technology appliances, e.g. high efficiencies, emergency generators are becoming a “normal” appliance • Aging gas infrastructure replacement is consistent with other infrastructure system renewals, e.g. electric, water, sewer, and other public works projects • Installation of excess flow valve or shut off valve outside of building » Benefits to Ratepayers • Improved system safety and service reliability • Reduced disruption to roadway systems, traffic delays, etc. • ~200 fewer district regulator stations, reducing system maintenance • Increased consumer appliance choice and use of higher efficiency appliances • Convenience and safety enhancements of outside meters » Community Benefits • Job growth and stimulation of the economy • Less disruption from maintenance activities • Reduced greenhouse gas emissions

26 SJI Utilities | Safety is Our Top Priority » Building A Strong Safety Culture • Tone at the top • DuPont Engagement – stand - up of comprehensive safety management system • Enhanced communication and training • Improving incident metrics – inclusion of leading indicators • Leverage best of best » Massachusetts Incident Review • Value of system investments/upgrades • Comprehensive review of physical gas regulators and procedures » Benefits of Strong Safety Culture • More engaged workforce • Increased employee retention • Better recruiting • Improved customer experience • Lower claims costs and insurance premiums • Fewer lost work days

27 SJI Utilities | Focus on Customer Experience » Top JD Power Customer Satisfaction Scores • ETG is #1 in peer group for 4th consecutive year • SJG is #3 in same peer group » Cultural Maturity Curves • SJG Improvement Initiative - People, Processes and Technology • ETG/ELK’s advanced stage journey » Benefits of Strong Customer Culture • Enhanced customer growth • Self - service options lower labor costs • Lower un - collectibles • More engaged workforce • Increased employee retention • Reduced customer attrition • Builds trust, credibility and brand awareness 738 734 722 722 717 712 710 708 698 679 600 650 700 750 ELIZABETHTOWN GAS COLUMBIA GAS OF PENNSYLVANIA CONNECTICUT NATURAL GAS SOUTH JERSEY GAS EAST MIDSIZE AVERAGE COLUMBIA GAS OF MASSACHUSETTS ROCHESTER GAS & ELECTRIC NYSEG SOUTHERN CONNECTICUT GAS LIBERTY UTILITIES 2017 Rank 2018 Rank 1 1 2 2 6 3 3 3 - - 4 5 6 6 8 7 5 8 9 9

South Jersey Gas | Overview

Overview

- 385,000+ customers served in southern New Jersey
- Mix of urban, suburban, rural and coastal communities
- Service territory covers more than 2,500 square miles
- ~6,600 miles of distribution pipeline
- ~70% gas saturation in service area
- Regulated by the NJ Board of Public Utilities

Regulatory Construct

- Authorized rate base: $1.6B
- Authorized ROE: 9.6%
- Authorized Equity Component 52.5%
- Authorized Trackers: Decoupling (CIP), AIRP and SHARP, Energy Efficiency Tracker (EET), Recovery of Environmental Costs (RAC)

Growth Drivers

- Customer growth – new home construction and conversions
- Multi-year infrastructure investment programs (AIRP, SHARP)
- Periodic base rate cases
- Reliability and Redundancy Projects – BL England, etc.


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29 South Jersey Gas | Customer Growth » Long Track Record of Strong Customer Growth • SJG customer base grew 1.6% annually from 2009 - 2017 • Above - average growth achieved despite local economic conditions including high foreclosure rate • Conversions from alternate fuels, including heating oil and propane, outpacing new construction adds for a decade • 90%+ of new customer additions are residential, which represents ~65% of utility gross margin » Conversion Opportunity • Residential Conversions (single family homes) o On Main – 25,175 o Off Main – 35,060 • Commercial Conversions o On Main – 5,120 o Off Main – 1,734 » Future Growth • Expected 1.6% annualized growth in 2018 - 2022 • Innovation, partnerships and strategic growth strategies are positioning us well for future customer growth • Continuation of successful “off main” approach • More robust partnerships with the HVAC contractor network • Introduce natural gas for new/different applications • Compressed Natural Gas (CNG) vehicle effort 344 348 351 357 362 367 373 378 384 390 415 320 330 340 350 360 370 380 390 400 410 420 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E Thousands South Jersey Gas (SJG) Customer Growth 2,384 2,759 2,132 2,138 2,320 2,494 2,949 2,532 2,528 3,053 3,271 3,928 5,293 5,165 5,790 5,802 4,631 6,108 500 2,500 4,500 6,500 8,500 10,500 2009 2010 2011 2012 2013 2014 2015 2016 2017 Thousands South Jersey Gas (SJG) Gross Customer Additions New Construction Conversions

30 South Jersey Gas | Infrastructure Modernization Programs » Infrastructure modernization programs will drive growth from our gas utilities ▪ New Jersey regulators have historically been supportive of accelerated replacement/modernization programs for SJI and other New Jersey gas utilities , as evidenced by authorized CIRT, AIRP and SHARP programs ▪ Programs support and further the goals of the New Jersey Energy Master Plan (EMP), which provides for improving energy infrastructure resiliency and emergency preparedness and response ▪ Since inception, programs have resulted in 1,200+ jobs ▪ SJI earns a timely return on these important investments by recognizing costs in rates each October » Accelerated Infrastructure Replacement Program (AIRP; 2013 - Present) • Authorized program by NJBPU designed to continue efforts to enhance the safety and reliability of SJG’s infrastructure system • AIRP I: $141M from 2013 - 2016 replaced ~360 miles of bare steel and cast - iron mains • AIRP II: Approved in 2016, $302.5M from 2016 - 2021 to replace remaining cast iron and bare steel in SJG system • Current Status: On track to complete replacement of all remaining bare steel and cast iron main (~300 miles) by 2021 » Storm Hardening and Reliability Program (SHARP; 2014 - Present) • Following major storms, authorized program by NJBPU to replace low pressure mains in coastal regions • SHARP I: $103.5M from 2014 - 2017 replaced 92 miles of coastal infrastructure • SHARP II: Approved in 2018, $100M from 2018 - 2021 focused on 4 targeted system enhancement projects within the barrier islands. • Current Status: On track to complete project queue by 2021

31 South Jersey Gas | Pipeline Replacement Miles » SJG has 1,500+ miles of distribution infrastructure remaining to be replaced (~300 Bare Steel, ~1,200 Coated Steel) » Bare Steel is top priority, with 50%+ installed prior to 1960 » Under 5 - year plan, all remaining Bare Steel in SJG system replaced by 2021 » Longer - term, opportunity to replace remaining miles of Coated Steel in SJG system 75 110 110 84 304 194 84 - - 50 100 150 200 250 300 350 2H18 2019 2020 2021 Pipe Miles South Jersey Gas (SJG) Pipeline Replacement Plan Bare Steel Replaced Bare Steel Remaining

32 South Jersey Gas | BL England » Proposed ~$115M, 22 - mile intrastate pipeline to supply natural gas to the former BL England generating facility, and provide reliability enhancements for our customers • Power plant currently operates one coal unit and one oil unit • Among many benefits, increased redundancy and improved reliability for customers • NJBPU approval received in December 2015 • Project approved by Pinelands Commission in February 2017 • Legal appeals are pending, with a favorable resolution anticipated • Construction expected to commence upon resolution of appeal

33 South Jersey Gas | Redundancy Solutions » In response to BPU call for utilities to evaluate preparedness for supply interruptions, we are evaluating potential redundancy solutions » Important to ensure service is not interrupted to customers in the event of a significant outage, either behind our city gate, or on one of the two interstate pipelines that serve the SJG system » Potential Short - Duration Solution – LNG Project ▪ Evaluating LNG Facility in southern NJ ▪ Capacity: ~1.5 – 2.0 Bcf ▪ Cost: ~$150 - $175M ▪ Potential In - Service: 2021 - 2022 » Potential Long - Duration Solution – New Pipelines/ Other System Enhancements

34 South Jersey Gas | Capital Expenditures » Robust $1.4 - $1.5B Capital Spending Plan for 2018 - 2022 ▪ ~$400M for infrastructure modernization ▪ ~$400M for system growth/maintenance ▪ ~$250M for new business ▪ ~$250M for infrastructure projects ▪ Remainder for other system upgrades $268 $268 $263 $327 $363 $0 $50 $100 $150 $200 $250 $300 $350 $400 2018E 2019E 2020E 2021E 2022E Millions South Jersey Gas (SJG) Capital Expenditures New Business , 16% System Growth & Maintenance , 24% AIRP , 21% SHARP , 7% BL England , 4% LNG Project , 15% Other , 14% SOUTH JERSEY GAS (SJG) CAPITAL EXPENDITURES BREAKOUT

35 South Jersey Gas | Rate Base Growth » Key Assumptions in 2018 - 2022 Plan: ▪ $1.4 - $1.5B capital spending plan supporting customer growth, infrastructure modernization and projects ▪ No change to depreciation rates or capital structure ▪ South Jersey Gas ROE: 9.6% ▪ Supportive rate treatment » Not in 2018 - 2022 Plan: ▪ NJ Customer Expansion Tariff » Highlight of Plan: ▪ SJG rate base expected to grow ~8 - 9% $0.8 $1.2 $1.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2010 2014 2017 2018E 2022E Billions South Jersey Gas (SJG) Rate Base

36 South Jersey Gas | Earnings Growth • SJG earnings grew 8.0% annually from 2009 - 2017 • 2018 expected earnings reflect customer growth, infrastructure investments and 2017 rate case, partially offset by higher interest expense and operation costs • Expected earnings growth of 10 - 11% next five years, driven by customer growth, core infrastructure investment, infrastructure projects, and rate relief • Longer - term, expected annualized earnings growth of 5 - 6% $39 $44 $53 $58 $62 $65 $67 $69 $73 $0 $50 $100 $150 $200 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E 2028E Millions South Jersey Gas (SJG) Earnings

37 South Jersey Gas | Upcoming Initiatives » Rate Base Growth • Pursuant to the AIRP II Extension Order, SJG is required to file next base rate case no later than November 2020 • Estimated to include approximately $340M incremental plant additions since the last base rate case approval, excluding AIRP II & SHARP II • Recently approved rate cases in NJ authorizing ROE 9.60% • Current rate cases pending in NJ – PSE&G (settled 9.6% ROE/54% Equity), Atlantic City Electric, New Jersey American Water » Targeting Unserved and Underserved Areas • Approximately 25,000 residential customers less than 2,500’ from main » Redundancy Solutions • SJG continues to evaluate system risk and vulnerabilities • Identify potential projects that enhance redundancy of gas supply and limit loss of gas supply to customers

Elizabethtown Gas | Overview

- **Overview**
  - 292,000+ customers served in northern New Jersey
  - Densely populated service area in Union; Sparsely populated in Western service area
  - ~3,200 miles of distribution pipeline
  - Regulated by the NJ Board of Public Utilities
- **Regulatory Construct**
  - Authorized rate base: $0.7B
  - Authorized ROE: 9.6%
  - Authorized Equity Component: 46.0%
  - Authorized Trackers: Weather Normalization, Energy Efficiency Program (EEP), RAC
  - Last Rate Case: $13 million revenue increase effective 7/17
- **Growth Drivers**
  - Customer growth – new home construction and conversions
  - Multi-year infrastructure investment program
  - Periodic base rate cases
  - Tangible growth runway extending well beyond 5-year plan



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39 274 275 277 278 280 282 285 287 292 294 311 250 260 270 280 290 300 310 320 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E Thousands Elizabethtown Gas (ETG) Customer Growth Elizabethtown Gas | Customer Growth » Track Record of Positive Customer Growth • ETG customer base grew 0.9% annually from 2009 - 2017, generally in line with the peer average • Balanced mix of new construction and conversions from alternate fuels, including heating oil and propane » Conversion/Additional Load Opportunity • Residential Conversions (single family homes) o Primary Target: 35,000 customers have gas service, but not currently using for heating o On Main: • Residential 26,900 • Commercial 8,500 » Future Growth • ETG expects 1.4% annualized growth in 2018 - 2022 • Opportunity to significantly increase 5 - year customer growth rate closer to SJG rate (~1.6%) driven by enhanced focus on conversion opportunities • Identifying and pursuing opportunities to introduce natural gas for new/different applications 1,147 1,472 1,204 1,321 1,337 1,688 1,788 1,712 2,121 646 749 649 712 1,049 1,121 1,060 912 1,208 - 500 1,000 1,500 2,000 2,500 3,000 3,500 2009 2010 2011 2012 2013 2014 2015 2016 2017 Customers Elizabethtown Gas (ETG) Gross Customer Additions New Construction Conversions

40 Elizabethtown Gas | New Infrastructure Program » As part of acquisition approval process, SJI is required to develop a plan, in concert with NJBPU Staff, to address remaining aging infrastructure at ETG ▪ In October, we anticipate formally filing plan with NJBPU ▪ Significant opportunity to upgrade safety and reliability of system, including 400+ miles of mostly cast - iron and low - pressure vintage pipeline ▪ Approximately 75% of pipe to be replaced is cast iron, with ~50% installed prior to 1950 ▪ Plan being designed to mimic successful SJG programs, including timely recovery of investment on an annual basis ▪ ETG expects to replace ~60 - 70 miles of vintage pipeline annually from 2018 - 2022 ▪ Sizable inventory justifies replacement program beyond 2022 64 62 62 64 65 428 366 304 240 175 0 100 200 300 400 500 2018E 2019E 2020E 2021E 2022E Pipe Miles Elizabethtown Gas (ETG) Pipeline Replacement Plan Vintage Pipe Replaced Vintage Pipe Remaining Iron , 9 Bare Steel , 15 Low Pressure , 96 Copper , 1 Cast Iron , 372 ELIZABETHTOWN GAS (ETG) REPLACEMENT MILES BY PIPE MATERIAL

41 Elizabethtown Gas | Capital Expenditures » Sizable $0.8 - $0.9B Capital Spending Plan for 2018 - 2022 • ~$400M for infrastructure modernization • ~$225M for system growth and maintenance • ~$100M for new business • Remainder for other system upgrades $165 $189 $148 $157 $142 $0 $50 $100 $150 $200 2018E 2019E 2020E 2021E 2022E Millions Elizabethtown Gas (ETG) Capital Expenditures New Business 13% System Growth & Maintenance 28% Infrastructure Replacement 49% Other 10% ELIZABETHTOWN GAS (ETG) CAPITAL EXPENDITURES BREAKOUT

42 Elizabethtown Gas | Rate Base Growth » Key Assumptions in 2018 - 2022 Plan: ▪ $0.8 - $0.9B capital spending plan supporting accelerated customer growth and infrastructure modernization ▪ No change to depreciation rates ▪ Adjustments to capital structure ▪ Elizabethtown Gas ROE: 9.6% ▪ Supportive rate treatment » Not in 2018 - 2022 Plan: ▪ Decoupling ▪ NJ Customer Expansion Tariff » Highlight of Plan: ▪ ETG rate base expected to grow ~13 - 14% Note: 2018E for ETG reflect only partial year ownership by SJI $0.4 $0.7 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 2009 2017 2018E 2022E Billions Elizabethtown Gas (ETG) Rate Base

43 Elizabethtown Gas | Earnings Growth • Earnings grew 6.4% annually from 2009 - 2017 • Expected earnings decline in 2018, driven by timing of the acquisition, higher interest expense and regulatory strategy • Expected earnings growth of 10 - 11% annually next five years, driven by customer growth, accelerated infrastructure investment under pending program, and rate relief • Longer term, expected earnings growth of 11 - 12% annually $21 $28 $31 $30 $33 $23 $31 $22 $34 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E 2028E Millions Elizabethtown Gas (ETG) Earnings

44 Elizabethtown Gas | Upcoming Initiatives » Rate Base Growth • Pursuant to the Acquisition order, ETG is required to file next base rate case no later than June 2020 • Estimated to include approximately $300M incremental plant additions since the last base rate case approval, including significant infrastructure investments since its last rate case in 2017 » Infrastructure Modernization Program • NJBPU order regarding our planned program expected by 1H’19 » Customer Growth • Significant improvement in expected growth rate to 1.4% from ~1.0%, driven by increased focus on conversion market, including 35,000 current customers not heating with gas

Elkton Gas | Overview

➢ **Overview**

- 6,700+ customers served in northeast Maryland
- Lightly populated 64-mile Elkton service area
- ~100 miles of pipeline main
- Throughput: Residential ~30% / Commercial ~70%
- Regulated by the MD Public Service Commission (MPSC)

➢ **Regulatory Construct**

- Authorized Rate Base: $9.2M
- Authorized ROE: Black Box
- Authorized Equity: Black Box
- Authorized Trackers: Revenue Normalization Adjustment

➢ **Growth Drivers**

- Pending Rate Case: Requested $0.3M revenue increase based on 11.5% ROE and 44.8% equity component
- Stay-out for 30 months following conclusion of pending case as per the Acquisition proceeding Final Order
- Beyond stay out, will seek to recover investments associated with Pipeline Remediation Plan


Elkton Gas
PA
NJ
DE

45

46 SJI Utilities | Well Positioned For Strong Growth ▪ Our top priority remains ensuring the highest safety standards, system reliability and customer experience for our customers ▪ Conversion customer growth, infrastructure modernization, infrastructure projects, and integration efforts focused on “best practices” remain key drivers ▪ Expected 10 - 11% annualized earnings growth from our utilities over the next five years ▪ Longer - term, expected 6 - 7% annualized earnings growth from our utilities Note: 2018E reflects normalized ETG annual run rate $0 $50 $100 $150 $200 $250 $300 2018E 2022E 2028E Millions SJI Utilities (SJIU) Consolidated Earnings South Jersey Gas Elizabethtown Gas Elkton Gas

47 SJI Midstream Steve Clark Executive Vice President, SJI President & Chief Operating Officer, SJI Midstream

48 SJI Midstream | Overview Our Vision: ▪ Our vision is to drive shareholder value through investment in expanding and modernizing our utility infrastructure and through regulatory innovation that provides safety, reliability, value and certainty to our customers. ▪ Knowing the criticality of reliable, cost effective supply to our region, we also seek to invest in long - term contracted energy infrastructure that will make the mid - Atlantic region more affordable for families and competitive for businesses. ▪ Finally, we look to leverage our deep industry expertise and relationships, to provide essential services to utilities, power generators and industrial customers through our wholesale marketing, fuel management and consulting services

SJI Midstream | PennEast Pipeline

Overview

- $200M+ investment with FERC level returns projected
- 20% equity owner in $1.0B+, 1 BCF, 118-mile interstatepipeline from Marcellus region of Pennsylvania into New Jersey
- 90%+ subscribed; 80%+ capacity under 15-year agreements

Benefits

- **Environmental:** Will deliver clean and reliable energy across New Jersey and Pennsylvania, reducing reliance on coal and oil and reducing air emissions
- **Lower Bills:** Delivering low-cost natural gas will balance higher-cost investments in wind and solar development on customer bills. ~70% of New Jersey homes use natural gas, and natural gas is an important fuel for NJ electric generation
- **Jobs**: Project will create hundreds of new jobs. Availability of low cost gas can also attract new businesses to NJ
- **Electric Reliability:** Ensures the reliability of the power grid, especially when renewables are unavailable



Tennessee
Millennium
Transco
Compressor: 47,700 HP (ISO)
PennEast Pipeline
Algonquin
Texas Eastern
Columbia
Transco

SJI

49

50 » Timeline/Process • In process of obtaining land access to complete land surveys in New Jersey • Currently in District Court, with decision expected in 2019 • Once complete, updated water permit application will be submitted to New Jersey Department of Environmental Protection (NJDEP) and the Delaware River Basin Commission (DRBC) • Remaining foreseeable challenge will be any potential challenges to approved water permits • Construction is expected to begin upon receipt of approvals from entities SJI Midstream | PennEast Status Project Status Timeline Application Submitted September, 2015 FERC Draft EIS Issued July, 2016 Final EIS Issued April, 2017 FERC Approval January, 2018

51 SJI Midstream | Earnings Growth • Total SJI Midstream investment to date in PennEast is ~$44M • Expected earnings contribution in 2018 reflects normalized run - rate, compared with 2017 which included AFUDC catch - up • We expect ~20% of remaining spend in 2019 and ~80% in 2020 • When fully operational, expected earnings contributions from PennEast of $12 - $15M annually $0 $5 $0 $5 $10 $15 $20 $25 $30 2016 2017 2018E 2022E 2028E Millions SJI Midstream Earnings

52 Summary | Midstream Investment Rationale Committed to Invest in Long - Term, Contracted Energy Infrastructure ▪ Significant energy infrastructure investment is needed to ensure mid - Atlantic region supply for families and competitive benefit for businesses ▪ PennEast Pipeline is an important project that is needed to assure cost - competitive regional supply. Delivering low - cost natural gas will also help mitigate the impact on customer bills of higher cost investments in wind and solar development being encouraged in New Jersey ▪ Five - year capital plan expected to result in significant boost to Midstream segment earnings, with further upside from potential new project opportunities

53 South Jersey Energy Solutions Steve Clark Executive Vice President, SJI President & Chief Operating Officer, South Jersey Energy Solutions

54 South Jersey Energy Solutions | Overview Our Vision: ▪ Our vision is to drive shareholder value through investment in expanding and modernizing our utility infrastructure and through regulatory innovation that provides safety, reliability, value and certainty to our customers. ▪ Knowing the criticality of reliable, cost effective supply to our region, we also seek to invest in long - term contracted energy infrastructure that will make the mid - Atlantic region more affordable for families and competitive for businesses. ▪ Finally, we look to leverage our deep industry expertise and relationships, to provide essential services to utilities, power generators and industrial customers through our wholesale marketing, fuel management and consulting services

55 Business Rationale » Complementary, non - regulated businesses that support our regulated operations » Energy Group (fuel management and wholesale marketing) to provide almost all of future expected economic earnings; Retail marketing business under review for potential divestiture » Energy Services (energy production assets) are non - core to our business strategy, and under review for potential divestiture » Non - regulated operations provide positive net income, while becoming a smaller portion of SJI overall earnings as a result of our ongoing business transformation activities South Jersey Energy Solutions | Overview Non - Regulated S outh Jersey Energy Solutions Energy Group Energy Services • Wholesale Gas M arketing • Retail Gas/Electric Marketing • Fuel S upply M anagement • Energy Production (CHP, Landfill) • Account Services

56 Overview » Energy Group includes Wholesale Marketing, Fuel Management, and Retail Gas and Electric Marketing » Economic Earnings averaged ~$20M in recent years » Wholesale Marketing the primary earnings driver historically, contributing >70% of Energy Group economic earnings » Fuel Management contributions began in earnest in 2016, and contributed 25% of Energy Group economic earnings in recent years 2018 - 2022 » 2018 results have been atypically strong, driven by wholesale marketing gains from favorable weather; Our long - term modeling assumes normal weather and normalized run rate » Energy Group expects steady non - utility economic earnings contributions next five years, but with an increased contribution from fuel management activities which enjoy annuity - type income streams Energy Group | Overview $18 $21 0 10 20 30 40 50 60 -$10 $0 $10 $20 $30 $40 $50 $60 2016 2017 2018E 2022E 2028E Millions SJES - Energy Group Economic Earnings Wholesale Marketing Fuel Management Other

Energy Group | Wholesale Marketing

Overview

- **Defined:** The purchase of natural gas from producers and marketers for sales and delivery to retail aggregators or large consumers such as merchant generators, utilities or other marketers
- **Strategy:** Capitalize on growing gas demand, increasing shale production, changing dynamics of pipeline infrastructure, and weather volatility
- **Targets:** Efforts focused in Northeast and Mid-Atlantic regions
- **Economics:** Seek to maximize value of our leased transportation assets through a combination of "index plus" margin contracts, and the ability to arbitrage (i.e. limited commodity/market risk)

2018-2022

- Economic earnings averaged ~$15M in recent years
- Strong earnings expected in 2018 tied to cold weather, expiration of legacy contracts and improved operating performance
- Assuming a return to normal conditions, expected return to normalized run rate in future years

Potential Upside

- Upon closing of the acquisitions, SJRG became the sole asset manager for ETG and Elkton's gas supply requirements
- Previously, this function was provided by Sequent Energy Management, a wholly-owned subsidiary of Southern Company (SO)
- As approved by the NJBPU, SJRGs asset management agreement extends from July 2018 through March 2022
- SJRG will provide low-cost gas supply to ETG and Elkton customers while potentially generating earnings for SJRG based on market conditions



Energy Group: Wholesale Marketing Economic Earnings
$40
$35
$30
$25
$20
$15
$10
$5
$0
Millions
$12
$16
Steady State
2016
2017
2018E
2022E
2028E

57

58 Energy Group | Wholesale Marketing » How We Make Money • Optimization of leased pipeline transportation and storage services • Trading of physical gas or gas derivatives, either as a position or hedging • Utilization of a variety of strategies including asset management agreements; fuel management services; retail pricing; producer services; and hedging services » Market Position • SJRG avg. daily volume for Q1 2018 was 2.56bcf • Competitors work all or many regions of the US (SJI focus is only Northeast and mid - Atlantic) • Our volume grows to 3+bcf in 2019 due to addition of ETG assets and 3 merchant gens operating full - time » Competitive Advantages • Our portfolio of storage and transportation assets • Our existing customer base and long - standing relationships in the regions we serve • Our investment grade credit rating, and credit capacity • Our experience managing specific types of deals including Fuel Management Services; Asset Management Services; Producer Services; and Retail Services

59 » Overview • Fuel Management operations provide natural gas fuel supply to new and existing merchant generation facilities on a multi - year contract arrangement • Primary services offered are firm supply of fuel to the plant along with daily and intra - day swing service • Portfolio of 11 contracts, with 9 currently operational • Contract terms range from 4 to >15 years • Average contract value is ~$1.5M » 2018 - 2022 • Expect 60% increase in annual economic earnings in 2018, with the addition of several new projects becoming operational • Expected sizable earnings lift through 2022, driven by additional contracts coming on line » Potential Upside • Dependent upon queue of merchant gen projects in the Marcellus/Utica shale geographies • More activity in the Utica presently • We are actively seeking and negotiating additional contracts; in discussions on 6 opportunities Energy Group | Fuel Management $4 $6 $0 $5 $10 $15 $20 $25 2016 2017 2018E 2022E 2028E Millions Energy Group: Fuel Management Economic Earnings

60 Energy Group | Fuel Management Contracts Capacity Volume Current Term (MW) (Dth/Day) (Yrs) Starwood Marcus Hook, PA 750 80,000 2004 2035 17 LS Power West Deptford, NJ 738 76,700 2014 2029  15 Calpine Various 140 15,000 2015 2020 5 Moxie - Liberty Bradford Co, PA 825 137,655 2016 2021 5 Moxie - Patriot Lycoming Co, PA 825 137,655 2016 2020 4 Panda - Stonewall Leesburg, VA 750 110,000 2017 2021 4 Moxie Freedom Luzerne Co, PA 1,029 157,000 2018 2028 10 Lordstown Trumball County, OH 1,025 160,000 In Service/Test 2024 5 Invenergy Lackawanna, PA 1,480 210,000 In Service/Test 2029 10 TYR Energy (Hickory Run) Lawrence Co, PA 1,000 162,000 2020 2025 5 TBA TBA TBA TBA TBA TBA TBA Counterparty Location Start Date End DateIn Service

61 » How We Make Money • Intrinsic - Monthly Demand Fee; Utilization Fee; Profit Sharing/Asset Management Agreement • Extrinsic - Supply Arrangements; Segmenting of Capacity; Balancing Services » Market Position • We estimate capturing a 20% market share of new merchant gen projects over the last 5 years in our market area • Major competitors include Sequent, DTE, Tenaska, UGIES » Risk Management • SJRG avoids price risk o Commodity is a pass through o Gas priced outside of normal operations is at market • SJRG addresses credit risk o Contract terms put us at the top of the cash waterfall • Firm physical delivery outside of a primary point of pipeline capacity is stipulated as secondary delivery and is subject to best efforts in case of pipeline interruption • SJRG takes no consequential damages per our contract o No exposure to damages from the power market in the event of nonperformance » Key Considerations • Relationship to our assets/expertise • Transportation assets provided by project • Contract Structure • Financing arranged Energy Group | Fuel Management

62 » Overview • Energy Services includes Solar (under sale agreement), Combined Heat and Power (CHP), Landfill Gas - to - Electricity, and Account Services businesses • Economic earnings ~$15 - 20M last 10 years, with solar investment tax credits (ITCs) representing the majority of contributions • As part of our business transformation efforts, we ceased investment in solar after 2016, announced an agreement to sell our solar portfolio in July 2018, and expect to complete the transaction in the coming months • We no longer view energy production as core to our growth strategy; we are evaluating optimization options » 2018 - 2022 • Energy Services is not expected to contribute to economic earnings in 2022 Energy Services | Overview $5 $12 $25 $29 $41 $25 $15 $17 - $3 (5) - 5 10 15 20 25 30 35 40 45 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E Millions SJES - Energy Services Economic Earnings Solar CHP Landfill Account Services

63 Energy Services | Solar » Transaction • In July 2018, agreed to sell solar portfolio to Goldman Sachs Asset Management for approximately $350M • 204 MW consisting of 143 sites in 4 states • Sale includes $63M for SRECs generated by the projects • Sale supports strategic divestiture of non - core assets » Sale of Most Projects Will Be Completed in 2018 • $117M in proceeds received to date • Monthly closes planned as precedent conditions are achieved » Project Leasebacks • Leaseback of 70 projects over next 3 years due to ITC considerations • Outsourcing of operational and back office processes » Accounting Treatment • Any gains or losses excluded from Economic Earnings

64 Energy Services | CHP » Assets include Marina Thermal Facility (MTF), which provides electricity, hot and chilled water to Borgata Hotel/Casino and Water Club » Production Capacity • Cogen – 7.5 MW • Chillers – 15,000 tons • Boilers – 200,000mm Btu/hr. • Emergency Generation – 8 MW • Up to 8.2 MW per hour provided by Marina Landfill projects supplement cogeneration production » MTF Operating Successfully Since 2003 • Expansion in 2006 to support Water Club • Cogeneration added in 2010 – enhanced financial and operational performance • Existing contract extends through 2027 • Long term contract operator ensures plant efficiency • Possible expansion opportunities » Exploring Monetization Opportunity • Current book value - ~$100M

65 Energy Services | Landfill » Assets include 4 New Jersey Landfill Gas - to - Electric Projects • 10 engines – 15.75 MW total nameplate capacity » Power Sold to Several Parties • Up to 8.2 MW per hour sold to Borgata • Up to 2.9 MW per hour sold to municipal host • Balance of production sold in PJM wholesale market » Business Challenges • PJM power pricing much lower than at original development • O&M costs increase as systems age • Gas quality inconsistency at some locations • Stringent NJ environmental requirements » Exploring Divestiture in Conjunction With Marina Thermal • Current book value - ~$5mm

66 South Jersey Energy Solutions | Earnings Growth • 2018 results expected to be atypically strong, driven by wholesale marketing gains from favorable weather; Our long - term modeling assumes normal weather and normalized run rate • Long term, expected 1 - 2% annualized economic earnings growth from Energy Solutions • Energy Group (fuel management and wholesale marketing) to provide almost all of expected future economic earnings, with ~50% of contributions from fuel management activities which enjoy annuity - type income streams $18 $21 -$10 $0 $10 $20 $30 $40 $50 $60 2016 2017 2018E 2022E 2028E Millions South Jersey Energy Solutions Economic Earnings ITC Energy Services Energy Group

67 Summary | Energy Solutions Investment Rationale Positive Cash Flow With Reduced Volatility ▪ Our focus is on maximizing profitability from our Energy Group operations, including Wholesale Marketing and Fuel Management activities ▪ We expect a reduction in Energy Group risk profile, with additional fuel management contracts that enjoy annuity - type income streams driving approximately 50% of future non - utility earnings ▪ Following the sale of our solar assets, we do not expect contributions from Energy Services to SJI future earnings ▪ We continue to review monetizing our remaining non - core, nonregulated assets, with the potential for additional announcements in the coming months

68 Financials Ken Lynch Principal Financial Officer, SJI Senior Vice President, Chief Accounting & Risk Officer, SJI Ann Anthony Principal Financial Officer, SJIU Vice President, Treasurer, and Acting Corporate Secretary, SJI

69 Financials | Capital Allocation Framework » Strategic Growth Plan is Focused on Utilities and Midstream Projects ▪ Consolidated Capital Spending Plan ▪ Consolidated Rate Base Growth Projections ▪ Consolidated EPS Growth Projections » Balance Sheet Strengthening a Core Focus ▪ Committed to Solid Investment Grade Credit Rating ▪ Operating Cash Flows From SJG, ETG and ELK ▪ Non - Core Asset Sales Fueling Debt Reduction ▪ Gradual Return to Historic Leverage Metrics » Returning Capital to Shareholders Remains A Top Priority ▪ Dividend Growth Projections ▪ Tightening Targeted Payout Ratio

70 Financials | Capital Expenditures 2018 - 2022 We Are Targeting $2.5B - $2.6B Over the Next Five Years, The Largest Growth and Maintenance Capital Deployment in Our Company’s History More than 98% of Total Spending on Regulated Utility and FERC - Regulated Pipeline Investments 2018-2022 Capital Plan ($B) South Jersey Gas * New Business * System Growth & Maintenance $1.4 - $1.5 * Infrastructure Replacement (AIRP & SHARP) * Infrastructure Projects Elizabethtown Gas * New Business $0.8 - $0.9 * System Growth & Maintenance * Infrastructure Replacement Midstream * PennEast $0.2 - $0.3 * Other Projects Total $2.5 - $2.6 $2.5 - $2.6B

71 Financials | Capital Expenditures By Segment ~75% of total spending directly tied to our core utility including customer additions, infrastructure replacement, system maintenance and other improvements ~23% of total spending for infrastructure - related projects that support low - cost gas supply and system redundancy for our customers (PennEast, BL England, and other projects) New Business 14% System Growth & Maintenance 26% Infrastructure Replacement 31% PennEast 9% BL England 2% LNG Project 10% Other 8% $268 $268 $263 $327 $363 $165 $189 $148 $157 $142 $12 $40 $199 $15 $14 $0 $100 $200 $300 $400 $500 $600 $700 2018E 2019E 2020E 2021E 2022E Millions SJI Consolidated Capital Expenditures By Business Segment South Jersey Gas Elizabethtown Gas Midstream

72 Financials | Rate Base Growth 2018 - 2022 Key Assumptions in 2018 - 2022 Plan: ▪ $2.5 - $2.6B capital spending plan ▪ No change to depreciation rates ▪ Adjustments to capital structures ▪ South Jersey Gas ROE: 9.6% ▪ Elizabethtown Gas ROE: 9.6% ▪ Supportive rate treatment Not in 2018 - 2022 Plan: ▪ Elizabethtown Gas - Decoupling ▪ NJ Customer Expansion Tariff for SJG, ETG Highlights of Plan: ▪ SJG rate base expected to grow ~8 - 9% ▪ ETG rate base expected to grow ~13 - 14% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 2018E 2022E Billions SJI Consolidated Projected Rate Base South Jersey Gas Elizabethtown Gas

73 Financials | Economic EPS Growth 2018 - 2022 $1.35 – $1.40 ▪ Reaffirming SJI stand - alone Economic EPS of $1.57 - $1.65, excluding acquisition - related impacts ▪ On a combined - entity basis, expected economic EPS of $1.35 - $1.40 in 2018, reflecting the timing of the acquisitions and timing of the sale of solar assets ▪ Economic EPS expected of $1.85 - $1.95 in 2022, equating to 6 - 8% 5 - year CAGR ▪ Beyond 2022, expected sustainable Economic EPS growth of 5 - 7% through 2028 $1.85 – $1.95 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2018E 2022E 2028E SJI Consolidated Economic EPS Note: Includes acquisition and parent - level interest not specifically allocated to other subsidiaries

74 Financials | Financing Growth 2018 - 2022 » Cash Flow From Operations is Always The First Choice to Support Investment in the Business ▪ Expected Cash Flow From Operations ~$1.1B ▪ Anticipated Investments ~($1.9B) ▪ Financing Needed ~$0.8B » Forecast Assumes a Mix of Debt and Equity ▪ Equity Forward - $200M Fully Drawn in 2019 ▪ Additional Equity Issued As Needed to Support Utility Investments ▪ Beyond Normal Re - Financings, Debt Issued at Each OpCo to Support Infrastructure Investments, Most Likely as First Mortgage Bonds » Any Incremental Equity Would Be Associated With A New Project and Revenues

75 Financials | Balance Sheet and Credit Metrics » Current State ▪ At June 30, 2018, debt - to - total capitalization was ~70% compared with ~56% at December 31, 2017, reflecting acquisition - related financing ▪ In July, S&P lowered SJI’s and SJG’s rating one notch to BBB with a stable outlook driven by increased leverage tied to acquisition debt ▪ Post - closing, S&P expects a strengthening over time of financial metrics driven by our focus on regulated operations, ongoing regulatory recovery of infrastructure replacement costs at Elizabethtown Gas and expected divestment of a portion of our non - regulated operations » Future State ▪ SJI is committed to a strong capital structure with ample liquidity and a solid investment grade rating ▪ Cash flows from ETG and Elkton will have a positive impact on the funding of our growth plan ▪ We are also evaluating optimal deployment of ~$350M in anticipated proceeds from the sale of our solar portfolio, and proceeds from any other assets that may be sold; Among many options, we are considering potential repayment of outstanding debt ▪ We expect a gradual return to our historic leverage metrics $20 $210 $589 $765 $50 $369 $35 $260 $530 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Millions SJI Consolidated Long - Term Debt Maturities South Jersey Gas SJI Corp Elizabethtown Gas

76 Financials | Dividend Growth 2018 - 2022 ▪ Tightened our targeted payout ratio to 55 - 65% of consolidated SJI earnings from previous 55 - 70% ▪ We expect to achieve the midpoint of our targeted payout ratio in the latter years of plan horizon ▪ ~3% annualized dividend growth anticipated over the plan horizon ▪ Longer term, annual dividend growth anticipated in line with annual earnings growth $0.66 $0.73 $0.81 $0.89 $0.95 $1.01 $1.06 $1.09 $1.12 43% 40% 41% 44% 46% 53% 56% 66% 69% 30% 40% 50% 60% 70% 80% 90% 100% $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E PAYOUT RATIO DIVIDENDS PAID Dividend Growth Dividends Paid Payout Ratio

77 Closing Remarks Michael J. Renna President and Chief Executive Officer, SJI

78 SJI | Well Positioned For Top - Tier Shareholder Returns x We have kept our promises to you to transform the business x Strong utility growth position x Lowered risk profile with asset sales x Commitment to strong balance sheet, credit ratings x Steady - state base capital spending plan x Incremental spending opportunities beyond current plan in regulated arena x Expected Long - Term Rate Base Growth – 8 - 10% x Expected Long Term Economic EPS Growth – 6 - 8% x Expected Long Term Dividend Growth – ~3%

79 Thank You For Your Interest in SJI!

80 SJI Board of Directors Sarah M. Barpoulis Director since 2012 Owner of Interim Energy Solutions, LLC Keith S. Campbell Director since 2000 Chairman of the Board, Mannington Mills, Inc. Sheila Hartnett - Devlin, CFA Director since 1999 Retired, Senior Vice President, American Century Investments Sunita Holzer Director since 2011 Executive Vice President, Chief Human Resources Officer, Realogy Holdings Corp. Joseph M. Rigby Director since 2016 Retired, Chairman, President and CEO, Pepco Holdings, Inc. Thomas A. Bracken Director since 2004 President, New Jersey Chamber of Commerce Victor A. Fortkiewicz Director since 2010 Of Counsel, Cullen and Dykman, LLP Walter M. Higgins III Director since 2008, Chairman Retired, Director, President and CEO at Ascendant Group Ltd, and Director, President and CEO of Bermuda Electric Light Company Ltd Michael J. Renna Director since 2014 President and CEO, SJI Frank L. Sims Director since 2012 Retired, Corporate Vice President and Platform Leader, Cargill, Inc.

81 Non - GAAP Financial Measures Management uses the non - generally accepted accounting principles (non - GAAP) financial measures of Economic Earnings and Economic Earnings per share when evaluating its results of operations. These non - GAAP financial measures should not be considered as an alternative to GAAP measures, such as net income, operating income, earnings per share from continuing operations or any other GAAP measure of liquidity or financial performance. Economic Earnings is a significant performance metric used by our management to indicate the amount and timing of income from continuing operations that we expect to earn after taking into account the impact of derivative instruments on the related transactions, those transactions or contractual arrangements where the true economic impact will be realized primarily in a future period or was realized in a previous period, and other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Specifically regarding derivatives, we believe that this financial measure indicates to investors the profitability of the entire derivative - related transaction and not just the portion that is subject to mark - to - market valuation under GAAP. We believe that considering only the change in market value on the derivative side of the transaction can produce a false sense as to the ultimate profitability of the total transaction as no change in value is reflected for the non - derivative portion of the transaction. We define Economic Earnings as: Income from continuing operations, (i) less the change in unrealized gains and plus the change in unrealized losses on all derivative transactions; (ii) less realized gains and plus realized losses on all commodity derivative transactions attributed to expected purchases of gas in storage to match the recognition of these gains and losses with the recognition of the related cost of the gas in storage in the period of withdrawal; (iii) less the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period, along with other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Please refer to our annual report on form 10 - k and other SEC filings where the reconciliations to GAAP earnings can be found.